Exhibit 10.1

SUBSCRIPTION AGREEMENT

X-Factor Communications, LLC
3 Empire Blvd., 5th Floor
South Hackensack, NJ 07606

Ladies and Gentlemen:

1. Subscription.  The undersigned (the “Purchaser”), intending to be legally bound, hereby irrevocably agrees to purchase from a Delaware corporation (the “Company”) whose common stock is quoted on the OTC Bulletin Board (the “OTCBB”) the number of shares of common stock, par value $0.0001 per share (the “Common Stock”) of the Company set forth on the signature page hereof (the “Subscription Amount”).  The Common Stock is being purchased in connection with a reverse merger transaction (the “Reverse Merger”) pursuant to which a wholly owned subsidiary of the Company will merge with and into X-Factor Communications, LLC a New York limited liability company (“X-Factor”). Upon the consummation of the Reverse Merger, X-Factor will be a wholly owned subsidiary of the Company and the Company will change its name to X-Factor Communications Holdings, Inc.

2. Offering.  This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Subscription Agreement and the Confidential Private Placement Memorandum of the Company and X-Factor, dated November 30, 2011 as amended or supplemented from time to time, including all attachments, schedules and exhibits thereto (the “Memorandum”), relating to the offering (the “Offering”) by the Company of a minimum of $1,500,000 (the “Minimum Offering Amount”) up to a maximum of $3,000,000 (the “Maximum Offering Amount”) in Common Stock.  In the event the Maximum Offering Amount is sold, the Placement Agent (as defined below) and the Company shall have the right to place an additional $2,000,000 in Common Stock to cover over-allotments.  The Company has engaged Wynston Hill Capital, LLC to act as placement agent in connection with the Offering (the “Placement Agent”). Each investor must invest a minimum of $25,000 (the “Minimum Investment Amount”). Subscriptions for less than the Minimum Investment Amount may be accepted at the sole discretion of the Company and the Placement Agent.  The terms of the Offering are more completely described in the Memorandum and such terms are incorporated herein in their entirety.  Prior to the First Closing (as hereinafter defined), the Company shall deliver the Supplement (as defined in the Memorandum) to the Purchaser.

3. Payment.  The Purchaser encloses herewith a check payable to, or will immediately make a wire transfer payment to, “Signature Bank, Escrow Agent for X-Factor Communications” in the full amount of the purchase price of the Common Stock being subscribed for.  Wire transfer instructions are set forth on page A-14 hereof under the heading “To subscribe for Common Stock in the private offering of X-Factor Communications " Such funds will be held for the Purchaser's benefit, and will be returned promptly, without interest or offset if this Subscription Agreement is not accepted by the Company and X-Factor, the Offering is terminated pursuant to its terms by the Company prior to the First Closing (as hereinafter defined), or the Minimum Offering Amount is not sold.  Together with a check for, or wire transfer of, the full purchase price, the Purchaser is delivering a completed and executed Signature Page to this Subscription Agreement.

4. Deposit and Release of Funds.  All payments by check made as provided in Section 3 hereof shall be deposited by the Company or the Placement Agent as soon as practicable after receipt thereof with Signature Bank, in its capacity as escrow agent for the Offering (the “Escrow Agent”), in a non-interest-bearing escrow account, the wire instructions to which are provided on page A-14 hereof (the “Escrow Account”).  All funds deposited in the Escrow Account pursuant to this Subscription Agreement shall remain in the Escrow Account until the earliest to occur of (a) the concurrent closings of the Reverse Merger and the sale of at least the Minimum Offering Amount (the "First Closing") (b) the rejection of the Purchaser’s subscription, or (c) the termination of the Offering by the Company, X-Factor or the Placement Agent.  The Company and the Placement Agent may continue to offer and sell the Common Stock and conduct additional closings for the sale of the Common Stock until the termination of the Offering.  The Company agrees that in no event shall a closing occur with respect to the Purchaser's subscription hereunder until or unless the Purchaser has executed and delivered to the Company the form of Acknowledgment and Acceptance attached to the Supplement.

5. Acceptance of Subscription.  The Purchaser understands and agrees that the Company or X-Factor, in their sole discretion, reserve the right to accept or reject this or any other subscription for the Common Stock, in whole or in part, notwithstanding prior receipt by the Purchaser of notice of acceptance of this subscription.  The Company shall have no obligation hereunder until the Company shall execute and deliver an executed copy of this Subscription Agreement to the Purchaser. If this subscription is rejected in whole, the Minimum Offering Amount is not sold or the Offering of the Common Stock is terminated all funds received from the Purchaser will be returned without interest or offset, and this Subscription Agreement shall thereafter be of no further force or effect.  If this subscription is rejected in part, the funds for the rejected portion of this subscription will be returned without interest or offset, and this Subscription Agreement will continue in full force and effect to the extent this subscription was accepted.

6. Representations and Warranties.

The Purchaser hereby acknowledges, represents, warrants, and agrees as follows:

a)
None of the shares of Common Stock are registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws.  The Purchaser understands that the offering and sale of the Common Stock is intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) thereof and the provisions of Regulation D (“Regulation D”) each as promulgated by the United States Securities and Exchange Commission (the “SEC”) thereunder, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Subscription Agreement;

b)
Prior to the execution of this Subscription Agreement, the Purchaser and the Purchaser's attorney, accountant, purchaser representative and/or tax adviser, if any (collectively, the “Advisers”), have received the Memorandum and all other documents requested by the Purchaser, have carefully reviewed them and understand the information contained therein;

c)
Neither the Commission nor any state securities commission or other regulatory authority has approved the Common Stock or passed upon or endorsed the merits of the offering of the Common Stock or confirmed the accuracy or determined the adequacy of the Memorandum.  The Memorandum has not been reviewed by any federal, state or other regulatory authority;

d)
All documents, records, and books pertaining to the investment in the Common Stock (including, without limitation, the Memorandum) have been made available for inspection by such Purchaser and its Advisers, if any;

e)
The Purchaser and its Advisers, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Common Stock and the business, financial condition and results of operations of the Company, and all such questions have been answered to the full satisfaction of the Purchaser and its Advisers, if any;

f)	In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or information (oral or written) other than as stated in the Memorandum.

g)
The Purchaser is unaware of, is in no way relying on, and did not become aware of the Offering of the Common Stock through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the Internet (including, without limitation, Internet “blogs,” bulletin boards, discussion groups and social networking sites) in connection with the Offering and sale of the Common Stock and is not subscribing for the Common Stock and did not become aware of the Offering of the Common Stock through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally;

h)
The Purchaser has taken no action that would give rise to any claim by any person for brokerage commissions, finders' fees or the like relating to this Subscription Agreement or the transactions contemplated hereby (other than commissions to be paid by the Company to the Placement Agent or as otherwise described in the Memorandum);

i)
The Purchaser, together with its Advisers, if any, has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the Offering to evaluate the merits and risks of an investment in the Common Stock and the Company and to make an informed investment decision with respect thereto;

j)
The Purchaser is not relying on the Company, the Placement Agent or any of their respective employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Common Stock, and the Purchaser has relied on the advice of, or has consulted with, only its own Advisers;

k)
The Purchaser is acquiring the Common Stock solely for such Purchaser's own account for investment purposes only and not with a view to or intent of resale or distribution thereof, in whole or in part.  The Purchaser has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of the Common Stock and the Purchaser has no plans to enter into any such agreement or arrangement;

l)
The Purchaser must bear the substantial economic risks of the investment in the Common Stock indefinitely because the Common Stock may not be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available.  Legends to the following effect shall be placed on the securities included in the Common Stock to the effect that they have not been registered under the Securities Act or applicable state securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, IF AVAILABLE, OR UNDER AN EFFECTIVE REGISTRATION STATEMENT, AND, IN EACH CASE, IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

m)
Appropriate notations will be made in the Company's stock books to the effect that the Common Stock has not been registered under the Securities Act or applicable state securities laws.  Stop transfer instructions will be placed with the transfer agent of the securities.  There can be no assurance that there will be any market for resale of the Common Stock, nor can there be any assurance that such securities will be freely transferable at any time in the foreseeable future.  The Purchaser has adequate means of providing for such Purchaser's current financial needs and foreseeable contingencies and has no need for liquidity of its investment in the Common Stock for an indefinite period of time;

n)
The Purchaser is aware that an investment in the Common Stock is high risk, involving a number of very significant risks and has carefully read and considered the matters set forth under the caption “Risk Factors” in the Memorandum, and, in particular, acknowledges that the Company has a limited operating history, significant operating losses since inception, minimal revenues to date, limited assets, and is engaged in a highly competitive business;

o)
The Purchaser meets the requirements of at least one of the suitability standards for an “accredited investor” as that term is defined in Regulation D and as set forth on the Accredited Investor Certification contained herein.

p)
The Purchaser (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Common Stock, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Common Stock, the execution and delivery of this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Purchaser is executing this Subscription Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and represents that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity.  The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound;

q)
The Purchaser and the Advisers, if any, have had the opportunity to obtain any additional information, to the extent the Company has such information in its possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Memorandum and all documents received or reviewed in connection with the purchase of the Common Stock and have had the opportunity to have representatives of the Company provide them with such additional information regarding the terms and conditions of this particular investment and the financial condition, results of operations, business of the Company deemed relevant by the Purchaser or the Advisers, if any, and all such requested information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, has been provided to the full satisfaction of the Purchaser and the Advisers, if any;

r)
Any information which the Purchaser has heretofore furnished or is furnishing herewith to the Company or the Placement Agent is complete and accurate and may be relied upon by the Company and the Placement Agent in determining the availability of an exemption from registration under federal and state securities laws in connection with the offering of securities as described in the Memorandum.  The Purchaser further represents and warrants that it will notify and supply corrective information to the Company and the Placement Agent immediately upon the occurrence of any change therein occurring prior to the Company's issuance of the Common Stock;

s)
The Purchaser has significant prior investment experience, including investment in non-listed and non-registered securities.  The Purchaser is knowledgeable about investment considerations in development-stage companies with limited operating histories.  The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur.  The Purchaser's overall commitment to investments which are not readily marketable is not excessive in view of the Purchaser’s net worth and financial circumstances and the purchase of the Common Stock will not cause such commitment to become excessive.  The investment is a suitable one for the Purchaser;

t)	The Purchaser is satisfied that the Purchaser has received adequate information with respect to all matters which it or the Advisers, if any, consider material to its decision to make this investment;

u)
The Purchaser acknowledges that any estimates or forward-looking statements or projections included in the Memorandum were prepared by the Company in good faith but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company and should not be relied upon;

v)
No oral or written representations have been made, or oral or written information furnished, to the Purchaser or the Advisers, if any, in connection with the Offering which are in any way inconsistent with the information contained in the Memorandum;

w)
Within five (5) days after receipt of a request from the Company or the Placement Agent, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company or the Placement Agent is subject;

x)
The Purchaser's substantive relationship with the Placement Agent through which the Purchaser is subscribing for the Common Stock predates the Placement Agent's or contact with the Purchaser regarding an investment in the Common Stock;

y)
THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS.  THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  THE SECURITIES HAVE NOT BEEN RECOMMENDED, APPROVED OR DISAPPROVED BY THE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM OR THIS SUBSCRIPTION AGREEMENT.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL;

z)
In making an investment decision Purchasers must rely on their own examination of the Company and the terms of the Offering, including the merits and risks involved.  The Purchaser should be aware that it will be required to bear the financial risks of this investment for an indefinite period of time;

aa)
(For ERISA plans only)    The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities.  The Purchaser fiduciary or Plan (a) is responsible for the decision to invest in the Company; (b) is independent of the Company or any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Purchaser fiduciary or Plan has not relied primarily on any advice or recommendation of the Company or any of its affiliates;

bb)
The Purchaser should check the Office of Foreign Assets Control (“OFAC”) website at <http://www.treas.gov/ofac> before making the following representations. The Purchaser represents that the amounts invested by it in the Company in the Offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals.  The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at <http://www.treas.gov/ofac>.  In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals1 or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists;

1 These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

cc)
To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs.  Please be advised that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in the preceding paragraph.  The Purchaser agrees to promptly notify the Company and the Placement Agent should the Purchaser become aware of any change in the information set forth in these representations.  The Purchaser understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of the Purchaser, either by prohibiting additional subscriptions from the Purchaser, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and the Placement Agent may also be required to report such action and to disclose the Purchaser’s identity to OFAC.  The Purchaser further acknowledges that the Company may, by written notice to the Purchaser, suspend the redemption rights, if any, of the Purchaser if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company and the Placement Agent or any of the Company’s other service providers.  These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs;

dd)
To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a senior foreign political figure,2 or any immediate family3 member or close associate4 of a senior foreign political figure, as such terms are defined in the footnote below; and

ee)
If the Purchaser is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if the Purchaser receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Purchaser represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

2 A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

3 “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

4 A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

7. Indemnification.  The Purchaser agrees to indemnify and hold harmless the Company,  the Placement Agent, and their respective officers, directors, employees, agents, attorneys, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all legal and other expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Purchaser of any covenant or agreement made by the Purchaser herein or in any other document delivered in connection with this Subscription Agreement.

8. Registration Rights.

a)     Definitions. For purposes of this Section 8 the capitalized terms in this Section 8 shall have the following meanings:

(i)
“Family Member” means (a) with respect to any individual, such individual’s spouse, any descendants (whether natural or adopted), any trust all of the beneficial interests of which are owned by any of such individuals or by any of such individuals together with any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, the estate of any such individual, and any corporation, association, partnership or limited liability company all of the equity interests of which are owned by those above described individuals, trusts or organizations and (b) with respect to any trust, the owners of the beneficial interests of such trust.

(ii)
“Holders” means each holder of Registrable Securities, the Purchaser or any of the Purchaser’s respective successors and Permitted Assignees who acquire rights in accordance with this Agreement with respect to any Registrable Securities directly or indirectly from a Purchaser or from any Permitted Assignee.

(iii)	“Investor Shares” means the shares of Common Stock issued in this Offering.

(iv)
“Permitted Assignee” means (a) with respect to a partnership, its partners or former partners in accordance with their partnership interests, (b) with respect to a corporation, its stockholders in accordance with their interest in the corporation, (c) with respect to a limited liability company, its members or former members in accordance with their interest in the limited liability company, (d) with respect to an individual party, any Family Member of such party, (e) an entity that is controlled by, controls, or is under common control with a transferor, or (f) a party to this Agreement.

(v)	“Registration Filing Date” means the date that is six (6) months after the expiration of the Offering Period (as such term is defined in the Memorandum).

(vi)
“Registrable Securities” means the Investor Shares and the Common Stock of the Company issued to X-Factor LLC preferred unit holders in connection with the Reverse Merger, but excluding (x) any Registrable Securities that have been publicly sold or may be sold immediately without registration under the Securities Act either pursuant to Rule 144 of the Securities Act or otherwise; (y) any Registrable Securities sold by a person in a transaction pursuant to a registration statement filed under the Securities Act, or (iii) any Registrable Securities that are at the time subject to an effective registration statement under the Securities Act.

b)           Registration on Form S-1.  On or prior to the Registration Filing Date, the Company agrees to file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-1 (the "Registration Statement"), or other applicable form, relating to the resale by the Holders of all of the Registrable Securities, and the Company shall use its reasonable best efforts to cause such Registration Statement to be declared effective as promptly as possible after the filing thereof and to keep such Registration Statement continuously effective until such date as is the earlier of (1) the date on which all of the Registrable Securities have been sold or (2) the date on which the Registrable Securities may be sold without restriction pursuant to Rule 144; provided, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section, or keep such registration effective pursuant to the terms hereunder in any particular jurisdiction in which the Company would be required to qualify to do business as a foreign corporation or as a dealer in securities under the securities laws of such jurisdiction or to execute a general consent to service of process in effecting such registration, qualification or compliance, in each case where it has not already done so.

c)           If the Commission does not declare the Registration Statement effective as a result of the Commission’s determination that (y) Rule 415 may not be relied upon for the registration of the resale of any or all of the Registrable Securities, and/or (z) a Holder of any Registrable Securities must be named as an underwriter, the Holders understand and agree that the Company shall register in the Registration Statement such number of Registrable Securities as is permitted by the Commission without naming such holder(s) as an underwriter (unless such holder agrees to be named as an underwriter), provided, however, that the Company may reduce, on a pro rata basis, the total number of Registrable Securities to be registered on behalf of each such Holder. In any such pro rata reduction, the number of Registrable Securities to be registered on such Registration Statement or any subsequent registration statement shall be determined in the following order: (i) first, the Investor Shares to be registered shall be registered on a pro rata basis among the holders of the Investor Shares, and (ii) second, the shares of Common Stock issued in connection with the exchange of X-Factor LLC’s preferred units and preferred unit liquidation preference shall be registered on a pro rata basis among such former preferred unit holders.  In the event the Commission does not permit the Company to register all of the Registrable Securities in the initial Registration Statement, the Company shall use its commercially reasonable efforts to file one or more subsequent registration statements to register the Registrable Securities that were not registered in the initial Registration Statement as promptly as possible and in a manner permitted by the Commission.

9. Irrevocability; Binding Effect.  The Purchaser hereby acknowledges and agrees that, subject to the terms hereof, the subscription hereunder is irrevocable by the Purchaser, except as required by applicable law, and that this Subscription Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns.  If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein shall be deemed to be made by and be binding upon each such person and such person's heirs, executors, administrators, successors, legal representatives, and permitted assigns.

10. Modification.  This Subscription Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

11. Notices.  Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to the Company, at the address set forth above, or (b) if to the Purchaser, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 11).  Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof.

12. Assignability.  This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser and the transfer of the Common Stock shall be made only in accordance with all applicable laws.

13. Applicable Law.  This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts to be wholly-performed within said State, without regard to its conflicts of laws principles.

14. Venue.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Subscription Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state or Federal courts sitting in the Borough of Manhattan, City of New York, New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the Borough of Manhattan, City of New York, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.  The parties hereby waive all rights to a trial by jury.

15. Blue Sky Qualification.  The purchase of Common Stock under this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Common Stock from applicable federal and state securities laws.  The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in the jurisdiction.

16. Use of Pronouns.  All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

17. Confidentiality.  The Purchaser acknowledges and agrees that any information or data the Purchaser has acquired from or about the Company, not otherwise properly in the public domain, was received in confidence.  The Purchaser agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company, including any scientific, technical, trade or business secrets of the Company  and any scientific, technical, trade or business materials that are treated by the Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company and confidential information obtained by or given to the Company about or belonging to third parties.

18. Miscellaneous.

This Subscription Agreement, together with the exhibits and attachments hereto and thereto constitute, the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof.  The terms and provisions of this Subscription Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

The representations and warranties of the Company and the Purchaser made in this Subscription Agreement shall survive the execution and delivery hereof and delivery of the Common Stock.

Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

This Subscription Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

Each provision of this Subscription Agreement shall be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Subscription Agreement.

Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Subscription Agreement as set forth in the text.

The Purchaser understands and acknowledges that there may be multiple closings for this Offering.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

To subscribe for Common Stock in the private offering of the Company:

1.	Date and Fill in the aggregate principal amount of the Common Stock being purchased and Complete and Sign the Signature Page of the Subscription Agreement.

2.	Initial the Accredited Investor Certification page attached to this letter.

3.	Complete and return the Investor Profile attached to this letter.

4.	Fax all forms to Corey Singman at 212-208-0978 and then send all signed original documents to:

   Wynston Hill Capital, LLC
   488 Madison Avenue
   24th Floor
New York, NY 10022
Attn: Corey Singman

5.	Please make your subscription payable to the order of “Signature Bank, Escrow Agent for X-Factor Communications”, including your name and social security number on the check and mail to:

Signature Bank
565 Fifth Avenue
12th Floor
New York, NY 10017

6.	For wiring funds directly to the Escrow Account, use the following instructions:

Signature Bank
565 Fifth Avenue
12th Floor
New York, NY 10017
Account Name:  Signature Bank, as Escrow Agent for X-Factor Communications
Routing Number: 026013576
Account Number: 1501708085
Ref: Investor name, Social Security Number and Address

ANTI MONEY LAUNDERING REQUIREMENTS

The USA PATRIOT Act	What is money laundering?	How big is the problem and why is it important?

The USA PATRIOT Act is designed to detect, deter, and punish terrorists in the United States and abroad.  The Act imposes new anti-money laundering requirements on brokerage firms and financial institutions.  Since April 24, 2002 all brokerage firms have been required to have new, comprehensive anti-money laundering programs.

To help you understand these efforts, we want to provide you with some information about money laundering and our steps to implement the USA PATRIOT Act.

Money laundering is the process of disguising illegally obtained money so that the funds appear to come from legitimate sources or activities.  Money laundering occurs in connection with a wide variety of crimes, including illegal arms sales, drug trafficking, robbery, fraud, racketeering, and terrorism.

The use of the U.S. financial system by criminals to facilitate terrorism or other crimes could well taint our financial markets.  According to the U.S. State Department, one recent estimate puts the amount of worldwide money laundering activity at $1 trillion a year.

What are we required to do to eliminate money laundering?

Under rules required by the USA PATRIOT Act, our anti-money laundering program must designate a special compliance officer, set up employee training, conduct independent audits, and establish policies and procedures to detect and report suspicious transaction and ensure compliance with such laws.

As part of our required program, we may ask you to provide various identification documents or other information.  Until you provide the information or documents we need, we may not be able to effect any transactions for you.

X-FACTOR COMMUNICATIONS HOLDINGS, INC.
SIGNATURE PAGE TO THE
SUBSCRIPTION AGREEMENT

Purchaser hereby elects to subscribe under the Subscription Agreement for Common Stock in the aggregate amount of $_________  (NOTE: to be completed by Purchaser) and executes the Subscription Agreement.

Date (NOTE: To be completed by Purchaser): __________________

If the Purchaser is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

Print Name(s)	Social Security Number(s)

Signature(s) of Purchaser(s)	Signature

Date	Address

If the Purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

Name of Partnership,	Federal Taxpayer
Corporation, Limited	Identification Number
Liability Company or Trust

By:
	Name:	State of Organization
Title:

Date	Address

X-FACTOR COMMUNICATIONS HOLDINGS, INC.	WYNSTON HILL CAPITAL, LLC

By:	By:
Name	Name
Title	Title

X-FACTOR COMMUNICATIONS HOLDINGS, INC.
ACCREDITED INVESTOR CERTIFICATION

For Individual Investors Only
(all Individual Investors must INITIAL where appropriate):

Initial
I have a net worth (including homes, furnishings and automobiles, but excluding for these purposes the net value, after any mortgage, of my primary residence) in excess of $1 million either individually or through aggregating my individual holdings and those in which I have a joint, community property or other similar shared ownership interest with my spouse.

Initial
I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

Initial	I am a director or executive officer of the Company.

For Non-Individual Investors
(all Non-Individual Investors must INITIAL where appropriate):

Initial
The investor certifies that it is a partnership, corporation, limited liability company or business trust that is 100% owned by persons who meet at least one of the criteria for Individual Investors set forth above.

Initial
The investor certifies that it is a partnership, corporation, limited liability company or business trust that has total assets of at least $5 million and was not formed for the purpose of investing in the Company.

Initial
The investor certifies that it is an employee benefit plan whose investment decision is made by a plan fiduciary (as defined in ERISA §3(21)) that is a bank, savings and loan association, insurance company or registered investment adviser.

Initial	The investor certifies that it is an employee benefit plan whose total assets exceed $5,000,000 as of the date of this Agreement.

Initial	The undersigned certifies that it is a self-directed employee benefit plan whose investment decisions are made solely by persons who meet either of the criteria for Individual Investors.

Initial	The investor certifies that it is a U.S. bank, U.S. savings and loan association or other similar U.S. institution acting in its individual or fiduciary capacity.

Initial	The undersigned certifies that it is a broker-dealer registered pursuant to §15 of the Securities Exchange Act of 1934.

Initial
The investor certifies that it is an organization described in §501(c)(3) of the Internal Revenue Code with total assets exceeding $5,000,000 and not formed for the specific purpose of investing in the Company.

Initial
The investor certifies that it is a trust with total assets of at least $5,000,000, not formed for the specific purpose of investing in the Company, and whose purchase is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

Initial
The investor certifies that it is a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, and which has total assets in excess of $5,000,000.

Initial	The investor certifies that it is an insurance company as defined in §2(13) of the Securities Act, or a registered investment company.

X-FACTOR COMMUNICATIONS HOLDINGS, INC.
Investor Profile
(Must be completed by Investor)

Section A - Personal Investor Information

Investor Name(s): _________________________________________________________________________
Individual executing Profile or Trustee: _________________________________________________________
Social Security Numbers / Federal I.D. Number: ___________________________________________________
Date of Birth:                     _________________          Marital Status: ________________________
Joint Party Date of Birth: _________________          Investment Experience (Years): ____________
Annual Income:                _________________          Liquid Net Worth: ______________________
Net Worth (excluding net value of primary residence): ________________
Tax Bracket:                                ______ 15% or below       _____ 25% - 27.5%       _____ Over 27.5%
Investment Objectives (circle one or more): Preservation of Capital, Income, Capital Appreciation, Trading Profits, Speculation or Other (please specify) * See definitions on following page
Home Street Address: _______________________________________________________________________
Home City, State & Zip Code: _________________________________________________________________
Home Phone: ________________________ Home Fax: _____________________  Home Email: _____________
Employer: ________________________________________________________________________________
Employer Street Address: ____________________________________________________________________
Employer City, State & Zip Code: ______________________________________________________________
Bus. Phone: __________________________ Bus. Fax: __________________________ Bus. Email: _________
Type of Business: _________________________________________________________________________
Account Executive / Outside Broker/Dealer: ________________________________________
If you are a United States citizen, please list the number and jurisdiction of issuance of any other government-issued document evidencing residence and bearing a photograph or similar safeguard (such as a driver’s license or passport), and provide a photocopy of each of the documents you have listed.

If you are NOT a United States citizen, for each jurisdiction of which you are a citizen or in which you work or reside, please list (i) your passport number and country of issuance or (ii) alien identification card number AND (iii) number and country of issuance of any other government-issued document evidencing nationality or residence and bearing a photograph or similar safeguard, and provide a photocopy of each of these documents you have listed.  These photocopies must be certified by a lawyer as to authenticity.

Section B – Certificate Delivery Instructions

____ Please deliver certificate to the Employer Address listed in Section A.
____ Please deliver certificate to the Home Address listed in Section A.
____ Please deliver certificate to the following address: ___________________________________________.

 Section C – Form of Payment – Check or Wire Transfer

____ Check payable to “Signature Bank”, as Escrow Agent for X-Factor Communications”
____ Wire funds from my outside account according to the "How to subscribe for Common Stock" Page.
____ Wire funds from my Account – contact Wynston Hill Capital, LLC
____ The funds for this investment are rolled over, tax deferred from __________ within the allowed 60 day window.

Please check if you are a FINRA member or affiliate of a FINRA member firm: ________

_________________________                                                                                                           ______________________
Investor Signature                                                                                                          Date

Investment Objectives: The typical investment listed with each objective are only some examples of the kinds of investments that have historically been consistent with the listed objectives.  However, neither the Company nor the Placement Agent can assure that any investment will achieve your intended objective.  You must make your own investment decisions and determine for yourself if the investments you select are appropriate and consistent with your investment objectives.

Neither the Company nor Placement Agent assumes responsibility to you for determining if the investments you selected are suitable for you.

Preservation of Capital: An investment objective of Preservation of Capital indicates you seek to maintain the principal value of your investments and are interested in investments that have historically demonstrated a very low degree of risk of loss of principal value.  Some examples of typical investments might include money market funds and high quality, short-term fixed income products.

Income:  An investment objective of Income indicates you seek to generate Income from investments and are interested in investments that have historically demonstrated a low degree of risk of loss of principal value.  Some examples of typical investments might include high quality, short and medium-term fixed income products, short-term bond funds and covered call options.

Capital Appreciation:  An investment objective of Capital Appreciation indicates you seek to grow the principal value of your investments over time and are willing to invest in securities that have historically demonstrated a moderate to above average degree of risk of loss of principal value to pursue this objective.  Some examples of typical investments might include common stocks, lower quality, medium-term fixed income products Equity mutual funds and index funds.

Trading Profits: An investment objective of Trading Profits indicates you seek to take advantage of short-term trading opportunities, which may involve establishing and liquidating positions quickly.  Some examples of typical investments might include short-term purchases and sales or volatile or low priced common stocks, put or call options, spreads, straddles and/or combinations on equities or indexes.  This is a high-risk strategy.

Speculation:  An investment objective of Speculation indicates you seek a significant increase in the principal value of your investments and are willing to accept a corresponding greater degree of risk by investing in securities that have historically demonstrated a high degree of risk of loss of principal value to pursue this objective.  Some examples of typical investments might include lower quality, long-term fixed income products, initial public offerings, volatile or low priced common stocks, the purchase of sale of put or call options, spreads, straddles and/or combinations on equities or indexes, and the use of short-term or day trading strategies.

Other:  Please specify.